Supplement to the
Fidelity® Corporate Bond ETF, Fidelity® Investment Grade Bond ETF, Fidelity® Investment Grade Securitized ETF, Fidelity® Limited Term Bond ETF, and Fidelity® Total Bond ETF
December 30, 2025
Prospectus

The following information supplements information for Fidelity® Investment Grade Bond ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Sean Corcoran (Co-Portfolio Manager) has managed the fund since 2026.
The following information supplements the biographical information for Fidelity® Investment Grade Bond ETF found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Sean Corcoran is Co-Portfolio Manager of both Fidelity® Investment Grade Bond ETF and Fidelity® Investment Grade Securitized ETF, which he has managed since 2026 and 2021, respectively. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Corcoran has worked as a research analyst and portfolio manager.
FIXETF-PSTK-0826-112 1.9887760.112	August 28, 2026